UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 16, 2015

Boulevard Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36316 (Commission File Number)	46-4007249 (I.R.S. Employer Identification Number)

399 Park Avenue, 6th Floor New York, NY (Address of principal executive offices)	10022 (Zip code)

(212) 878-3500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☒                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.  Other Events.

On July 16, 2015, Boulevard Acquisition Corp. (the “Company”) issued a press release announcing that it has set a meeting date of July 29, 2015 for its special meeting in lieu of its 2015 annual meeting of stockholders, to be held with respect to its proposed acquisition of the AgroFresh business from The Dow Chemical Company. The record date for the meeting is June 22, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

99.1	Press Release issued by the Company on July 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 20, 2015

BOULEVARD ACQUISITION CORP.

By:	/s/ Thomas Larkin
Name: Thomas Larkin
Title: Chief Financial Officer